                                                                    Exhibit 99.2

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations

--------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                             Three Months Ended            Year Ended
                                                                December 31,              December 31,
                                                         ------------------------   ------------------------
                                                             1999         1998         1999         1998
                                                             ----         ----         ----         ----
Revenues:
 Rental income (1):
   Minimum base rent                                       $110,506     $103,303     $422,440     $379,502
   Recoveries from tenants                                   15,925       11,556       58,426       46,947
   Parking and other tenant charges                           3,411        4,647       17,983       14,007
                                                         -----------   ----------   ----------   ----------
       Total rental revenue                                 129,842      119,506      498,849      440,456
                                                         -----------   ----------   ----------   ----------
   Real estate service income                                 4,005        5,182       17,054       16,167
                                                         -----------   ----------   ----------   ----------
       Total operating revenues                             133,847      124,688      515,903      456,623
                                                         -----------   ----------   ----------   ----------

Operating expenses:
 Property expenses:
     Operating expenses                                      31,701       31,291      122,676      109,514
     Real estate taxes                                       10,779       11,316       44,529       40,174
 Interest expense                                            24,465       20,259       89,057       71,419
 General and administrative                                  10,008        9,515       38,894       32,356
 Depreciation and amortization                               31,433       28,499      119,700      100,811
                                                         -----------   ----------   ----------   ----------
     Total operating expenses                               108,386      100,880      414,856      354,274
                                                         -----------   ----------   ----------   ----------

     Real estate operating income                            25,461       23,808      101,047      102,349
                                                         -----------   ----------   ----------   ----------
Other operating income (loss):
 Interest income                                              1,075        1,201        3,936        3,990
 Equity in earnings of unconsolidated partnerships            1,376        1,529        5,167        5,282
 Gain (loss) on settlement of treasury locks                     --      (13,729)       4,489      (13,729)
                                                         -----------   ----------   ----------   ----------
     Total other operating income (loss)                      2,451      (10,999)      13,592       (4,457)
                                                         -----------   ----------   ----------   ----------

     Income from continuing operations before gain on sale
      of assets, income taxes, and minority interest         27,912       12,809      114,639       97,892
 Income taxes                                                  (783)          --         (783)          --
 Minority interest                                           (2,995)      (2,505)     (17,599)     (16,072)
                                                         -----------   ----------   ----------   ----------
     Income from continuing operations before gain or        24,134       10,304       96,257       81,820
      sale of assets
     Discontinued operations--Income (loss) from
      operations of discontinued Executive Suites
      subsidiary (less applicable income tax expense
      (benefit) of $944; 1,324; (816); and 1,898,
      respectively)                                          (1,891)          67       (7,862)       6,518
                                                         -----------   ----------   ----------   ----------

 Net income before gain on sale of assets:                   22,243       10,371       88,395       88,338
 Gain on sale of assets, net of income taxes                  5,006        5,130       54,822       38,160
                                                         -----------   ----------   ----------   ----------
Net income                                                 $ 27,249     $ 15,501     $143,217     $126,498
                                                         ===========   ==========   ==========   ==========

     Basic net income per common share:
       Net income (loss) from continuing operations            0.23         0.02         0.90         0.67
       Discontinued operations                                (0.03)        0.00        (0.12)        0.10
       Gain on sale of assets, net                             0.07         0.07         0.81         0.56
                                                         -----------   ----------   ----------   ----------
       Net income                                              0.27         0.09         1.59         1.33
                                                         ===========   ==========   ==========   ==========
     Diluted net income per share:
       Net income (loss) from continuing operations            0.23         0.02         0.90         0.67
       Discontinued operations                                (0.03)        0.00        (0.12)        0.09
       Gain on sale of assets, net                             0.07         0.07         0.81         0.56
                                                         -----------   ----------   ----------   ----------
       Net income                                              0.27         0.09         1.59         1.32
                                                         ===========   ==========   ==========   ==========

NOTES:
(1) Rental income includes $4,969 and $3,165 of accrued straight-line rents for the three month periods ended December 31, 1999 and 1998, respectively, and $14,331 and $13,919 of accrued straight-line rents for the years ended December 31, 1999 and 1998, respectively.